EXHIBIT 10.21

NOTICE OF NON-QUALIFIED STOCK OPTION GRANT
TO NON-EMPLOYEE DIRECTOR
(2006 STOCK PLAN)

This certifies that ________________ has an option to purchase __________________ shares of common stock, par value $.10 per share, of St. Jude Medical, Inc., a Minnesota corporation.
Social Security Number: _______________
Address: ____________________________
Grant Date: __________________________
Purchase Price Per Share: $______________
Expiration Date: ______________________
Exercisable Date: 100% exercisable on ________
This stock option is governed by, and subject in all respects to, the terms and conditions of the Non-Qualified Stock Option Agreement for Non-Employee Directors, a copy of which is attached to and made a part of this document, and the St. Jude Medical, Inc. 2006 Stock Plan, a copy of which is available upon request. This Notice of Non-Qualified Stock Option Grant to Non-Employee Director has been duly executed, by manual or facsimile signature, on behalf of St. Jude Medical, Inc.
ST. JUDE MEDICAL, INC.
By: ________________________________________
Name: ______________________________________
Title: _______________________________________